Exhibit 10.2

ACADIA PHARMACEUTICALS INC.

1997 STOCK OPTION PLAN

Amended by the Board of

Directors and Stockholders: April 22, 1999

Amended by the Board of Directors: November 3, 2000

Approved by Stockholders: December 22, 2000

Amended by the Board of Directors: March 4, 2002

Approved by Stockholders: December 3, 2002

Amended by the Board of Directors: June 7, 2003

Approved by Stockholders: September 4, 2003

1.	Purpose

The purpose of this 1997 Stock Option Plan (the “Plan”) of ACADIA Pharmaceuticals Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any present or a future subsidiary corporations of ACADIA Pharmaceuticals Inc., as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) (a “Subsidiary”).

2.	Eligibility

All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options (“Options”) to purchase the Company’s common stock, $0.0001 par value per share (“Common Stock”), under the Plan. Any person who has been granted an Option under the Plan shall be deemed a “Participant”.

3.	Administration, Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board shall have authority to grant Options and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, to interpret and correct the provisions of the Plan and any Option. No member of the Board shall be liable for any action or determination relating to the Plan. All decisions by the Board shall be made in their sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Option.

(b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Options and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Options and the maximum number of shares for any one Participant to be made by such executive officers.

Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). If and when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), the Board shall appoint one such Committee of not less than two members, each member of which shall be an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” as defined in Rule 16b-3 promulgated under the “Exchange Act.” All references in the Plan to the “Board” shall mean a Committee or the Board or the executive officer referred to in Section 3(b) to the extent of such delegation.

4.	Stock Available for Options

(a) Number of Shares. Subject to adjustment under Section 4(c), Options may be granted under the Plan for up to 6,160,000 shares of Common Stock. If any Option expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Option shall again be available for the grant of Options under the Plan, subject, however, in the case of Incentive Stock Options (as defined hereinafter), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Per-Participant Limit. Subject to adjustment under Section 4(c), for Options granted after the Common Stock is registered under the Exchange Act, the maximum number of shares with respect to which an Option may be granted to any Participant under the Plan shall be 500,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

(c) Adjustment to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, the number and class of security and exercise price per share subject to each outstanding Option, shall be appropriately adjusted by the Company (or substituted Options may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(c) applies and Section 6(e)(1) applies for any event, Section 6(e)(1) shall be applicable to such event, and Section 4(c) shall not be applicable.

5.	Options

(a) General. The Board may grant Options and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as defined hereinafter) shall be designated a “Nonstatutory Stock Option”.

(b) Incentive Stock Option. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

(c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

(e) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(i) in cash or by check, payable to the order of the Company;

(ii) except as the Board may otherwise provide in an Option, delivery of an irrevocable and unconditional undertaking by a credit worthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a credit worthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

(iii) to the extent permitted by the Board and explicitly provided in the Option (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith (“Fair Market Value”) which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (iii) by payment of such other lawful consideration as the Board may determine; or

(iv) any combination of the above permitted forms of payment.

6.	General Provisions Applicable to Options

(a) Transferability of Options. Except as the Board may otherwise determine or provide in an Option, Options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Option under the Plan shall be evidenced by a written instrument in such form as the Board shall determine. Each Option may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each type of Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Option of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”) may exercise rights under the Option.

(e) Acquisition Events

(1) Consequences of Acquisition Events. Upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall take either or both of the following actions with respect to then outstanding Options: (i) provide that outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; and (ii) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified date (the “Acceleration Date”) prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants between the Acceleration Date and the consummation of such Acquisition Event.

An “Acquisition Event” shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 60% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; (c) the complete liquidation of the Company; or (d) the acquisition of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any “person”, as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(2) Assumption of Options Upon Acquisition Event. The Board may grant Options under the Plan in substitution for stock and stock-based Options held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Options shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

(f) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Options to such Participant no later than the date of the event creating the tax liability. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(g) Amendment of Option. The Board may amend, modify or terminate any outstanding Option, including but not limited to, substituting therefor another Option, changing the date of exercise and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(h) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Option have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(i) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full.

7.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

(b) No rights As Stockholder. Subject to the provisions of the applicable Option, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Option until becoming the record holder thereof.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Option granted to a Participant designated as subject to Section 162(m) by the Board shall become exercisable, vested or realizable, as applicable to such Option, unless and until the Plan has been approved by the Company’s stockholders. No Options shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Options previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirements, including any securities laws, stock exchange or stock market rules. Amendments requiring stockholder approval shall become effective when adopted by the Board, but no Option granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Option (to the extent that such amendment to the Plan was required to grant such Option to a particular Participant), unless and until such amendment shall have been approved by the Company’s stockholders.

(e) Stockholder Approval. For purposes of this Plan, stockholder approval shall mean approval by a vote of the stockholders in accordance with the requirements of Section 162(m) of the Code.

(f) Governing Law. The provisions of the Plan and all Options made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

ACADIA Pharmaceuticals Inc.

Incentive Stock Option Agreement

Granted Under 1997 Stock Option Plan

1.	Grant of Option.

This agreement evidences the grant by ACADIA Pharmaceuticals Inc., a Delaware corporation (the “Company”), on «Grant_Date» to «Employee», an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 1997 Stock Option Plan (the “Plan”), a total of «Number_of_Shares» shares of common stock, $.0001 par value of the Company (“Common Stock”) (the “Shares”) at $«FMW_of_Share» per Share. Unless earlier terminated, this option shall expire on «Grant_Expiration_Date» (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable as to 25% of the original number of Shares at the end of the first full 12-month period following the date of initial employment with the Company, «Employment_Date)> (the “Employment Date”) and as to an additional 25% at each of the second, third and fourth anniversaries of the Employment Date.

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested which were not so purchased, at any time prior to the Final Exercise Date or the earlier termination of this option.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. “Cause” shall mean willful misconduct by the Participant or willful failure to perform his or her responsibilities in the best interests of the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for “cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

4.	Right of First Refusal.

(a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Upon receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

(c) At the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

(d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 5 shall remain subject to the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(e) The following transactions shall be exempt from the provisions of this Section 4:

(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(3) any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company;

provided, however, that in the case of a transfer pursuant to clause 1 above, such Shares shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

(g) The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise.

(h) The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.	Agreement in Connection with Public Offering.

The participant agrees, in connection with the initial underwritten public offering of the Company’s securities, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the registration statement related to such offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the company or underwriters at the time of such initial offering.

6.	Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.	Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.	Disqualifying Disposition.

If the Participant disposes of Shares acquired upon exercise of this option within two years from the date of grant of the option or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

9.	Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

ACADIA PHARMACEUTICALS INC.

Date:	By:
Uli Hacksell, Ph.D. Chief Executive Officer

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 1997 Stock Option Plan.

PARTICIPANT:
«Employee»

ACADIA Pharmaceuticals Inc.

Nonstatutory Stock Option Agreement

Granted Under 1997 Stock Option Plan

1.	Grant of Option

This agreement evidences the grant by ACADIA Pharmaceuticals Inc., a Delaware corporation (the “Company”), on «Grant_Date» to «Consultant_Name» a consultant to the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 1997 Stock Option Plan (the “Plan”), a total of «Number_of_Shares» shares of common stock, $.0001 par value of the Company (“Common Stock”) (the “Shares”) at $«FMV_of_Share» per Share. Unless earlier terminated, this option shall expire on «Grant_Expiration_Date» (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable as to 25% of the original number of Shares at the end of the first 12-month period following the date of initial services of the Company, «Initial_Date_of_Service» (the “Service Date”) and as to an additional 25% at each of the second, third and fourth anniversaries of the Service Date. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested which were not so purchased, at any time prior to the Final Exercise Date or the earlier termination of this option.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3 , this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable within the period of one year following the date of death or disability of the Participant by the Participant, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. “Cause” shall mean willful misconduct by the Participant or willful failure to perform his or her responsibilities in the best interests of the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for “cause” if the Company determines, within 30 days after the Participant’ s resignation, that discharge for cause was warranted.

4.	Right of First Refusal.

(a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer

Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Upon receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

(c) At the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

(d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(e) The following transactions shall be exempt from the provisions of this Section 4;

(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(3) any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company;

provided, however, that in the case of a transfer pursuant to clause 1 above, such Shares shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

(g) The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise.

(h) The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.	Agreement in Connection with Public Offering

The participant agrees, in connection with the initial underwritten public offering of the Company’s securities, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the registration statement related to such offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the company or underwriters at the time of such initial offering.

6.	Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.	Nontransferability of Option

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.	Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

ACADIA Pharmaceuticals Inc.

Dated:	By:
Uli Hacksell Chief Executive Officer

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 1997 Stock Option Plan.

PARTICIPANT:
«Consultant_Name»

ACADIA Pharmaceuticals Inc.

Nonstatutory Stock Option Agreement

Granted to Employees in Denmark Under 1997 Stock Option Plan

1.	Grant of Option.

This agreement evidences the grant by ACADIA Pharmaceuticals Inc., a Delaware corporation (the “Company”), on <<Grant Date>> to <<Employee>>, an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company s 1997 Stock Option Plan (the “Plan”), a total of <<Number_of_Shares>> shares of common stock, $.0001 par value per share, of the Company (“Common Stock”) (the “Shares”) at $<<FMV_of_Share>> per Share. Shares issued under this Agreement shall consist of authorized but unissued shares of Common Stock of the Company. Except where the context otherwise requires, the term “Company” shall include any present or future subsidiary corporations of ACADIA Pharmaceuticals Inc., as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) (a “Subsidiary”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations as promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

(a) Subject to Section 2(b) below, this option will become exercisable as to 25% of the original number of Shares at the end of the first full 12-month period following the date of initial employment with the Company, <<Employment_Date>> (the “Employment Date”) and as to an additional 25% at each of the second, third and fourth anniversaries of the Employment Date.

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested which were not so purchased, at any time prior to the Final Exercise Date (as defined below) or the earlier termination of this option (as further described in Section 2(c) below).

(b) Notwithstanding Section 2( a) above, this option may not be exercised until the first to occur of the following:

(1) Immediately prior to the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise; or

(2) Such time following the closing of the sale of the shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act that the shares of Common Stock issuable upon exercise of this option are freely tradeable and free of restrictions on transfer (whether imposed by law, including without limitation securities law, contract, Company policy or otherwise).

(c) Notwithstanding 2(b) above, this option, if not sooner exercisable in accordance with 2(a) and (b) above, will become exercisable as to 100% of the original number of Shares at the end of the eight year period following the Employment Date if the employee is continuously employed with the Company for such eight year period.

(d) Unless earlier terminated this option shall expire on <<Grant_Expiration_Date>> (the “Final Exercise Date”). In addition, each portion of this Option exercisable pursuant to this Section 2 shall terminate at the end of the first full year following the date that it first becomes exercisable.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b) Continuous Relationship with the Company Required for Continued Vesting. If the Participant ceases to be an employee, officer or director of, or consultant or advisor to, the Company or any subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”), then in addition to the other restrictions on exercise contained herein, this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.

(c) Violation of Agreement with the Company. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

(d) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined below or, if the Participant has entered into an employment or other such agreement with the Company pursuant to which “Cause” is defined, then “Cause” shall have the meaning set forth in such Agreement), the right to exercise this option shall terminate immediately upon the effective date of such discharge. Cause” shall mean willful misconduct by the Participant or willful failure to perform his or her responsibilities in the best interests of the

Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for “cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

4.	Agreement in Connection with Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the registration statement related to such offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or underwriters at the time of such offering.

5.	Come-Along Obligations

(a) Generally. The Participant hereby agrees, if requested by a Significant Number of Major Stockholders (as defined in the Stockholders Agreement (the “Stockholders Agreement”) entered into by the Company and certain investors in connection with the sale by the Company of shares of its Series B Preferred Stock (the Stockholders constituting such significant Number of Major Stockholders are hereinafter referred to as the “Come-Along Stockholders”), to sell all of his or her Shares and other securities in the Company to any other Person (the “Proposed Buyer”) in the manner and on the terms set forth in this Section 5 in connection with the sale by the Come-Along Stockholders to the Proposed Buyer of all of the shares and other securities in the Company of the Come-Along Stockholders. Notwithstanding the foregoing, the provisions of this Section 5 shall not apply if the Proposed Buyer is an affiliate of any stockholder which comprises a part of the Come-Along Stockholders.

(b) Notice. A “Come-Along Notice” shall be delivered by a stockholder which is a part of the Come-Along Stockholders on behalf of all such stockholders to the Participant. The Come-Along Notice shall set forth the principal terms of the proposed purchase (the “Come-Along Transaction”) insofar as it relates to the Shares and other securities in the Company, the purchase price, the name and address of the Proposed Buyer and the other principal terms of the proposed Come-Along Transaction. The price for the Participant’s Shares and other securities in the Company shall be equal to the per share price applicable to the Come-Along Transaction, provided, however, that any stockholder which is a “Stockholder” under the Stockholders Agreement (an “Agreement Stockholder”) may demand that the proceeds from the Come-Along Transaction are reallocated among the Agreement Stockholders such that the Agreement Stockholders shall be entitled to receive such portion of the proceeds as if the proceeds were distributed pursuant to Section 2(a) of Article Fourth of the Company’s Certificate of

Incorporation and provided further that such Agreement Stockholders who tender securities which represent the right to purchase shares shall be entitled to receive as consideration therefor the value of such shares (determined on the basis of the terms and conditions applicable to the Come-Along Transaction taking into account the reallocation of the purchase price as aforesaid) purchasable on the exercise thereof less the exercise price, if any, of the applicable security.

(c) Closing.

(i) If the Come-Along Stockholders consummate the Come-Along Transaction, the Participant shall be bound and obligated to sell all of his or her Shares and other securities in the Company in the Come-Along Transaction on the same terms and conditions as the Come-Along Stockholders sell their securities in the Company (including, without limitation, an agreement to be liable, on a pro rata basis in accordance with the proceeds received, in respect of any representations, warranties and indemnities reasonably given in the Come-Along Transaction by the Come-Along Stockholders). The Participant agrees that he or she will also take such actions and execute such documents and instruments as shall be necessary or desirable in order to consummate the Come-Along Transaction expeditiously. If at the end of the one hundred eightieth (180th) day following the date of the Come-Along Notice the Come-Along Transaction has not been completed, the Participant shall be released from his or her obligations under the Come-Along Notice, the Come-Along Notice shall be null and void, and it shall be necessary for a separate Come-Along Notice to have been furnished and the terms and provisions of his Section 5 separately complied with in order to consummate a Come-Along Transaction pursuant to this Section 5. All costs and expenses incurred by the Participant in connection with any proposed Come-Along Transaction as to which a Come-Along Notice shall have been properly given (whether or not consummated), including without limitation all attorneys’ fees and disbursements, all accounting fees and disbursements and all finders’ or brokerage fees or commissions, shall be paid by the Company.

(ii) Notwithstanding any other provision of this Agreement, in the event the consideration to be paid in exchange for Shares and other securities in the Company in the proposed Come-Along Transaction includes any securities and the receipt thereof by a Participant would require under applicable law (A) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (B) the provision to any participant in the Come-Along Transaction of any information other than such information as would be required under Regulation D of the Securities and Exchange Commission in an offering made pursuant to said Regulation D solely to “accredited investors” and defined in said Regulation D, the stockholders comprising the Come-Along Stockholders shall have no obligation to cause the Participant to receive as to each share and other securities in the Company the same amount and kind of securities as the Come-Along Stockholders to the extent of such receipt of securities, unless the Come-Along Stockholders shall have elected to cause such requirements to have been complied with to the extent necessary to permit the Participant to receive such securities. The Participant shall be entitled to receive, in lieu thereof, against surrender of the shares and other securities in the Company which would have otherwise been transferred by the Participant to the Proposed Buyer in the Come-Along Transaction, an amount in cash equal to the fair market value of the securities which the Participant would otherwise have received (as determined in good faith by the Board of Directors of the Company in its sole discretion). In the event such requirements have been complied with to the extent necessary to permit the Participant to receive such securities, the Participant shall execute such documents and instruments, and take such other actions (including without limitation, if required by the Come-Along Stockholders, agreeing to be represented, without cost to the Participant, during the course of such Come-Along Transaction by a “purchaser representative” (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he or she was so represented), as the Proposed Buyer or the Company shall reasonably request in order to permit such requirements to have been complied with; provided, however, that such actions shall not include any expenditure of funds by the Participant, it being understood that payment by the Participant of the fees and disbursements of any counsel the Participant may elect to retain shall be deemed not to constitute a required expenditure of funds for purposes of this provision.

(iii) At the closing of any Come-Along Transaction under this Section 5, the Participant shall deliver the Shares and other securities in the Company to be sold by him or her, duly endorsed for transfer with signature guaranteed, free and clear of any liens, with any stock transfer tax stamps affixed, against delivery of the applicable purchase price.

(d) Miscellaneous

(i) Legend. The following legend shall appear on the back of any certificate for Shares issued by the Company to the Participant:

The shares represented by this Certificate are subject to the terms of a Come-Along Agreement among the Company and the holder of this Certificate. Any purchaser assignee, transferee, pledgee or other successor to any holder hereof is bound by the terms of such Agreement, a copy of which will be mailed, without charge, within five (5) days after receipt of a written request therefor directed to the Secretary of the Company.

(ii) Amendment Termination. This Section 5 shall terminate and be of no further force and effect upon the closing of a Qualifying IPO (as defined in the Stockholders Agreement).

(iii) Arbitration. Any dispute, controversy or difference arising between the parties out of or in relation to or in connection with this Section 5 or any breach thereof which cannot be settled between the parties shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce (the “ICC”) by which each party agrees to be bound. In any arbitration pursuant to this Section the decision shall be rendered by three independent arbitrators who shall be appointed by the ICC whose decision shall be binding. The seat of arbitration shall be London, England. The language of the arbitration shall be English.

6.	Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.	Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.	Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

ACADIA Pharmaceuticals Inc.

Date:	By:
Uli Hacksell, Ph.D. Chief Executive Officer

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 1997 Stock Option Plan.

PARTICIPANT:
«Employee»